                         REVISED LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
(INCLUDING THE ASSOCIATED JUNIOR PARTICIPATING PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                              ASARCO INCORPORATED

                       PURSUANT TO THE OFFER TO PURCHASE,
                            DATED SEPTEMBER 27, 1999

                          AS AMENDED AND SUPPLEMENTED

                              BY SUPPLEMENT NO. 1

                             DATED OCTOBER 8, 1999

                  AND SUPPLEMENT NO. 2 DATED OCTOBER 26, 1999

                                       BY

                               ASMEX CORPORATION

                          A WHOLLY OWNED SUBSIDIARY OF

                           GRUPO MEXICO, S.A. DE C.V.

   THE EXPIRATION DATE OF THE OFFER HAS BEEN EXTENDED SUCH THAT THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY,
            NOVEMBER 9, 1999, UNLESS THE OFFER IS FURTHER EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                                 CITIBANK, N.A.

            BY COURIER:                           BY MAIL:                             BY HAND:
          Citibank, N.A.                       Citibank, N.A.                       Citibank, N.A.
           915 Broadway                         P.O. Box 685                    Corporate Trust Window
             5th Floor                       Old Chelsea Station              111 Wall Street, 5th Floor
     New York, New York 10010             New York, New York 10113             New York, New York 10043

                           BY FACSIMILE TRANSMISSION:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)
                                 (212) 505-2248
                           FOR INFORMATION TELEPHONE:
                                 (800) 270-0808
                            ------------------------

    DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS REVISED LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS REVISED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS REVISED LETTER OF TRANSMITTAL IS COMPLETED.

    THIS REVISED LETTER OF TRANSMITTAL OR THE ORIGINAL (BLUE) LETTER OF TRANSMITTAL PREVIOUSLY DISTRIBUTED IS TO BE COMPLETED BY SHAREHOLDERS OF ASARCO INCORPORATED EITHER IF CERTIFICATES EVIDENCING SHARES OF COMMON STOCK AND/OR RIGHTS (EACH AS DEFINED HEREIN) ARE TO BE FORWARDED HEREWITH, OR IF DELIVERY OF SHARES OF COMMON STOCK AND/OR RIGHTS IS TO BE MADE BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY (THE "BOOK-ENTRY TRANSFER FACILITY") PURSUANT TO THE BOOK-ENTRY TRANSFER PROCEDURE DESCRIBED IN "PROCEDURES FOR TENDERING SHARES OF COMMON STOCK" OF THE OFFER TO PURCHASE DATED SEPTEMBER 27, 1999, AS AMENDED AND SUPPLEMENTED BY SUPPLEMENT NO. 1 DATED OCTOBER 8, 1999 AND SUPPLEMENT NO. 2 DATED OCTOBER 26, 1999 (SUCH OFFER TO PURCHASE, AS AMENDED AND SUPPLEMENTED, THE "OFFER TO PURCHASE"). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY (AS DEFINED IN THE OFFER TO PURCHASE).

    In the event a Distribution Date (as defined in the Offer to Purchase) has occurred, holders of shares of Common Stock will be required to tender one Right for each share of Common Stock tendered to effect a valid tender of such shares of Common Stock. Unless and until the Distribution Date occurs, the Rights are represented by and transferred with the Common Stock. Accordingly, if the Distribution Date does not occur prior to the Expiration Date (as defined in the Offer to Purchase) of the Offer (as defined in the Offer to Purchase), a tender of shares of Common Stock will constitute a tender of the associated Rights. If a Distribution Date has occurred before shares of Common Stock are tendered, Rights Certificates (as defined in the Offer to Purchase) representing a number of Rights equal to the number of shares of Common Stock being tendered must be delivered to the Depositary in order for such shares of Common Stock to be validly tendered. If a Distribution Date has occurred subsequent to the tender of shares of Common Stock, Rights Certificates representing a number of Rights equal to the number of shares of Common Stock tendered pursuant to the Offer must be delivered to the Depositary within three New York Stock Exchange ("NYSE") trading days after the date such Rights Certificates are distributed in order for such shares of Common Stock to be validly tendered.

    If a shareholder desires to tender shares of Common Stock pursuant to the Offer and such shareholder's Common Stock Certificates (as defined in the Offer to Purchase), and if applicable, Rights Certificates, are not immediately available or time will not permit all required documents to reach the Depositary prior to the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, such shares of Common Stock may nevertheless be tendered pursuant to the guaranteed delivery procedure described in "Procedures for Tendering Shares of Common Stock" of the Offer to Purchase. See Instruction
2. Delivery of documents to a Book-Entry Transfer Facility (as defined in the Offer to Purchase) in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

/ /  CHECK HERE IF TENDERED SHARES OF COMMON STOCK ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________
    Account Number: ____________________________________________________________
    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF TENDERED RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING*:

    Name of Tendering Institution: _____________________________________________
    Account Number: ____________________________________________________________
    Transaction Code Number: ___________________________________________________
    *NOTE: MUST BE PROVIDED ONLY IN THE EVENT THAT THERE HAS BEEN A DISTRIBUTION
     DATE (AND RIGHTS CERTIFICATES HAVE BEEN DELIVERED) PRIOR TO THE TENDER OF
                                 YOUR COMMON STOCK.

/ /  CHECK HERE IF TENDERED SHARES OF COMMON STOCK ARE BEING TENDERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________
    Window Ticket Number (if any): _____________________________________________
    Date of Execution of Notice of Guaranteed Delivery: ________________________ Name of Institution which Guaranteed Delivery: _____________________________ Account Number: ____________________________________________________________
    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF TENDERED RIGHTS ARE BEING TENDERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING*:

    Name(s) of Registered Holder(s): ___________________________________________
    Window Ticket Number (if any): _____________________________________________
    Date of Execution of Notice of Guaranteed Delivery: ________________________
        Name of Institution which Guaranteed Delivery: _________________________ Account Number: ________________________________________________________
    Transaction Code Number: ___________________________________________________
    *NOTE: MUST BE PROVIDED ONLY IN THE EVENT THAT THERE HAS BEEN A DISTRIBUTION DATE (AND RIGHTS CERTIFICATES HAVE BEEN DELIVERED) PRIOR TO THE TENDER OF YOUR COMMON STOCK.

---------------------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF SHARES OF COMMON STOCK TENDERED
---------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            SHARES OF COMMON STOCK CERTIFICATE(S) TENDERED (ATTACH
                 (PLEASE FILL IN, IF BLANK)                                   ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------
                                                                                     TOTAL NUMBER OF
                                                                                        SHARES OF            NUMBER OF
                                                                                      COMMON STOCK           SHARES OF
                                                                  CERTIFICATE        REPRESENTED BY        COMMON STOCK
                                                                  NUMBER(S)*         CERTIFICATE(S)         TENDERED**
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                Total Shares of
                                                                 Common Stock

---------------------------------------------------------------------------------------------------------------------------
*  Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all shares of Common Stock being delivered to the Depositary are being tendered. See Instruction 4.

---------------------------------------------------------------------------------------------------------------------------

         PLEASE COMPLETE THE BOX BELOW ONLY IN THE EVENT A DISTRIBUTION
                               DATE HAS OCCURRED

-------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF RIGHTS TENDERED
-------------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                       RIGHTS CERTIFICATE(S) TENDERED*
                (PLEASE FILL IN, IF BLANK)                              (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                      OF RIGHTS
                                                                CERTIFICATE        REPRESENTED BY      NUMBER OF RIGHTS
                                                                NUMBER(S)**        CERTIFICATE(S)         TENDERED***
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                               Total Rights

-------------------------------------------------------------------------------------------------------------------------
*   If the tendered Rights are represented by separate Rights Certificates, provide the certificate numbers of such
    Rights Certificates. Shareholders tendering Rights which are not represented by separate certificates will need to submit an additional Letter of Transmittal if Rights Certificates are distributed.
**  Need not be completed by shareholders tendering by book-entry transfer.
*** Unless otherwise indicated, it will be assumed that all Rights being delivered to the Depositary are being tendered.
    See Instruction 4.

-------------------------------------------------------------------------------------------------------------------------

    The name(s) and address(es) of the registered holder(s) should be printed, if not already printed above, exactly as it appears on the certificate(s) representing shares of Common Stock and/or Rights tendered hereby. The certificate(s) and number of shares of Common Stock and/or Rights that the undersigned wishes to tender should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                    REVISED LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to ASMEX Corporation, a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Grupo Mexico, S.A. de C.V., a Mexican corporation ("Parent"), the above described shares of common stock, without par value (the "Common Stock"), of ASARCO Incorporated, a New Jersey corporation ("ASARCO"), including the associated junior participating preferred stock purchase rights (including any successors thereto, the "Rights") issued pursuant to the Rights Agreement, dated as of January 28, 1998, as amended as of July 15, 1999, between ASARCO and The Bank of New York, as Rights Agent (as such agreement may be further amended and including any successor agreement, the "Rights Agreement"), pursuant to Purchaser's offer to purchase all of the outstanding shares of Common Stock, including the associated Rights, at a price of $29.75 per share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase (as amended and supplemented, the "Offer to Purchase"), dated September 27, 1999, as amended and supplemented by Supplement No. 1, dated October 8, 1999, and Supplement No. 2 dated October 26, 1999, receipt of which is hereby acknowledged, and in this revised Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). Unless the context requires otherwise, all references herein to Common Stock shall include the associated Rights, whether or not such Rights are evidenced by separate Rights Certificates (as defined in the Offer to Purchase), and all references to the Rights shall include the benefits that may inure to the holders of the Rights pursuant to the Rights Agreement, including the right to receive any payment due upon redemption of the Rights.

    The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to Parent or one or more wholly owned subsidiaries of Parent, the right to purchase all or any portion of the Common Stock tendered pursuant to the Offer, provided that any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for shares of Common Stock validly tendered and accepted for payment pursuant to the Offer.

    Subject to, and effective upon, acceptance for payment of the shares of Common Stock and Rights tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the shares of Common Stock and Rights that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other shares of Common Stock or other securities issued or issuable in respect thereof or declared, paid or distributed in respect of such shares of Common Stock on or after October 25, 1999 (collectively, "Distributions")), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Common Stock and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such shares of Common Stock and Rights (each a "Certificate") and all Distributions, or transfer ownership of such shares of Common Stock and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidence of transfer and authenticity to, or upon the order of Purchaser, (ii) present such shares of Common Stock and all Distributions for transfer on the books of ASARCO and
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Common Stock and all Distributions, all in accordance with the terms of the Offer.

    If, on or after October 25, 1999, ASARCO should declare or pay any dividend on the Common Stock, other than regular quarterly dividends, or make any distribution (including, without limitation, the issuance of additional shares of Common Stock pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the Common Stock that is payable or distributable to shareholders of record on a date prior to the transfer to Purchaser or its nominee or transferee on ASARCO's stock transfer records of the Common Stock purchased pursuant to the Offer, then, without prejudice to Purchaser's rights under Section 1 and Section 14 of the Offer to Purchase, (i) the purchase price per share of Common Stock payable by Purchaser pursuant to the Offer will be reduced by the amount of any such cash dividend or cash distribution and
(ii) any such non-cash dividend, distribution or right to be received by the tendering shareholders will be received and held by such tendering shareholders for the account of Purchaser and will be required to be promptly remitted and transferred by each such tendering shareholder to the Depositary for the account of Purchaser, accompanied by appropriate documentation of transfer. Pending such remittance and subject to applicable law, Purchaser will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Purchaser in its sole discretion.

    By executing this revised Letter of Transmittal, the undersigned irrevocably appoints Daniel Tellechea Salido and Hector Calva Ruiz as proxies of the undersigned, individually but not jointly, each with full power of substitution, to the full extent of the undersigned rights with respect to the Common Stock tendered by the undersigned and accepted for payment by Purchaser (and any and all Distributions). All such proxies shall be considered coupled with an interest in the tendered Common Stock. This appointment will be effective if, when, and only to the extent that, Purchaser accepts such Common Stock for payment pursuant to the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Common Stock and other securities will, without further action, be revoked, and no subsequent powers of attorney, proxies and consents may be given (and if given will not be deemed effective). The designees of Purchaser will, with respect to the Common Stock and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of ASARCO's shareholders, by written consent or otherwise, and Purchaser reserves the right to require that, in order for Common Stock or other securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Common Stock, Purchaser must be able to exercise full voting rights with respect to such shares of Common Stock.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Common Stock tendered hereby and all Distributions, that the undersigned own(s) the shares of Common Stock tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that such tender of shares of Common Stock complies with Rule 14e-4 under the Exchange Act, and that, when such shares of Common Stock are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such shares of Common Stock, and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the shares of Common Stock tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the shares of Common Stock tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

    No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable, provided that shares of Common Stock tendered pursuant to the Offer may be withdrawn at any time prior to their acceptance for payment in accordance with Section 4 of the Offer to Purchase.

    The undersigned understands that tenders of shares of Common Stock pursuant to any one of the procedures described in "Procedures for Tendering Shares of Common Stock" of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance for payment of shares of Common Stock tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the shares of Common Stock tendered hereby.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates evidencing shares of Common Stock and/or Rights not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing above under "Description of Shares of Common Stock Tendered" and/or "Description of Rights Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates evidencing shares of Common Stock and/or Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares of Common Stock Tendered" and/or "Description of Rights Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price and/or return any certificates for shares of Common Stock and/or Rights not purchased or not tendered or accepted for payment in the name(s) of, and mail such check and/or return such certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any shares of Common Stock and/or Rights tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any shares of Common Stock and/or Rights from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the shares of Common Stock and/or Rights tendered hereby.

----------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                    (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF THIS
                         REVISED LETTER OF TRANSMITTAL)

   To be completed ONLY if certificates for shares of Common Stock and/or Rights not tendered or not purchased and/or the check for the purchase price of shares of Common Stock and/or Rights purchased are to be issued in the name of someone other than the undersigned, or if the shares of Common Stock and/or Rights delivered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

 Issue / / Check and/or / / Certificate(s) to:

 Name: ________________________________________________________________________
                                 (Please Print)

 Address: _____________________________________________________________________
 ______________________________________________________________________________
 ______________________________________________________________________________
                                                             (Include Zip Code)

 ______________________________________________________________________________
               (Tax Identification or Social Security Number(s))

                      (Complete Substitute Form W-9 Below)

 / / Credit unpurchased shares of Common Stock and/or Rights delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

    ___________________________________________________________________________
                                 (Account Number)

----------------------------------------------
----------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 5 AND 7 OF THIS
                         REVISED LETTER OF TRANSMITTAL)

   To be completed ONLY if certificates for shares of Common Stock and/or Rights not tendered or not purchased and/or the check for the purchase price of shares of Common Stock and/or Rights purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

 Mail / / Check and/or / / Certificate(s) to:

 Name: ________________________________________________________________________
                                 (Please Print)

 Address: _____________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________
                                                             (Include Zip Code)

------------------------------------------

--------------------------------------------------------------------------------
                              HOLDER(S) SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  ____________________________________________________________________________

  ____________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

  Name(s): ___________________________________________________________________
  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title): _____________________________________________________
  Address: ___________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                                                           (INCLUDE ZIP CODE)
  ____________________________________________________________________________
  Area Code and Telephone Number:_____________________________________________
  (Tax Identification or Social Security Number(s)) __________________________
                                                                       (COMPLETE
                                                        SUBSTITUTE W-9 BELOW)

  Date: __________, 1999
      (Must be signed by registered holder(s) exactly as name(s) appear(s) on Common Stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5 of this Revised Letter of Transmittal.)

                           GUARANTEE OF SIGNATURE(S)
        (SEE INSTRUCTIONS 1 AND 5 OF THIS REVISED LETTER OF TRANSMITTAL)

  Authorized signature _______________________________________________________
  Name (Please Print) ________________________________________________________
  Name of Firm: ______________________________________________________________
  Capacity (full title): _____________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________
  ____________________________________________________________________________
                                                           (INCLUDE ZIP CODE)
  ____________________________________________________________________________
  Area Code and Telephone Number: ____________________________________________
  Date: __________, 1999
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this revised Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association or other entity that is an "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Exchange Act or is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this revised Letter of Transmittal (a) if this revised Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of shares of Common Stock or Rights) of shares of Common Stock and/or Rights tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions", or
(b) if such shares of Common Stock or Rights are tendered for the account of an Eligible Institution. See Instruction 5. If a Certificate is registered in the name of a person other than the signer of this revised Letter of Transmittal, or if payment is to be made, or a Certificate not accepted for payment or not tendered is to be returned, to a person other than the registered holder(s), then the Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the Certificate, with the signature(s) on such Certificate or stock powers guaranteed as described above. See Instruction 5.

    2. DELIVERY OF REVISED LETTER OF TRANSMITTAL AND COMMON STOCK AND RIGHTS. This revised Letter of Transmittal is to be used either if Certificates are to be forwarded herewith or if shares of Common Stock and/or Rights are to be delivered by book-entry transfer pursuant to the procedure set forth in "Procedures for Tendering Shares of Common Stock" of the Offer to Purchase. If a Distribution Date has occurred, Certificates representing a number of Rights equal to the number of shares of Common Stock being tendered must be delivered to the Depositary in order for such Common Stock to be validly tendered. If a Distribution Date has occurred, a tender of Common Stock without Rights constitutes an agreement by the tendering shareholder to deliver Certificates representing a number of Rights equal to the number of shares of Common Stock tendered pursuant to the Offer to the Depositary within three NYSE trading days after the date such Rights Certificates are distributed. Purchaser reserves the right to require that it receive such Certificates prior to accepting Common Stock for payment. Payment for Common Stock tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, such Rights Certificates, if such Certificates have been distributed to holders of Common Stock. Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer. Certificates evidencing all tendered shares of Common Stock and/or Rights, or confirmation of a book-entry transfer of such shares of Common Stock and/or Rights, if such procedure is available, into the Depositary's account at the Book-Entry Transfer Facility pursuant to the procedures set forth in "Procedures for Tendering Shares of Common Stock" of the Offer to Purchase, together with a properly completed and duly executed revised Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined herein) and any other documents required by this revised Letter of Transmittal, must be received by the Depositary at its address set forth on the cover page hereof prior to the Expiration Date (as defined in "Terms of the Offer; Expiration Date" of the Offer to Purchase). If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed revised Letter of Transmittal must accompany each such delivery. Shareholders whose Certificates are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their shares of Common Stock or Rights pursuant to the guaranteed delivery procedure described in "Procedures for Tendering Shares of Common Stock" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser herewith, must be received by the Depositary prior to the Expiration Date; and (iii) in the case of a guarantee of shares of Common Stock, the Common Stock Certificates for all tendered shares of Common Stock, in proper form for transfer, or a Book Entry Confirmation (as defined in the Offer to Purchase), together with a properly completed and duly executed revised Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantee (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this revised Letter of Transmittal, must be received by the Depositary within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in "Procedures for Tendering Shares of Common Stock" of the Offer to Purchase. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility who is tendering the Common Stock that such participant has received and agrees to be bound by the terms of the revised Letter of Transmittal and that Purchaser may enforce such agreement against the participant. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    THE METHOD OF DELIVERY OF CERTIFICATES, A RELATED LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional shares of Common Stock or Rights will be purchased. By execution of this revised Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their shares of Common Stock or Rights for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares of Common Stock Tendered" or "Description of Rights Tendered" is inadequate, the Certificate numbers, the number of shares of Common Stock or Rights evidenced by such Certificates and the number of shares of Common Stock or Rights tendered should be listed on a separate schedule (executed in the same manner as this revised Letter of Transmittal) and attached hereto.

    4. PARTIAL TENDERS. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the shares of Common Stock or Rights evidenced by any Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of shares of Common Stock or Rights which are to be tendered in the boxes entitled "Number of Shares of Common Stock Tendered" and "Number of Rights Tendered." In such cases, new Certificate(s) evidencing the remainder of the shares of Common Stock or Rights that were evidenced by the Certificates delivered to the Depositary herewith will be sent to the person(s) signing this revised Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions", as soon as practicable after the expiration or termination of the Offer. All shares of Common Stock or Rights evidenced by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated in the manner described above.

    5. SIGNATURES ON REVISED LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this revised Letter of Transmittal is signed by the registered holder(s) of the shares of Common Stock or Rights tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) evidencing such shares of Common Stock or Rights without alteration, enlargement or any other change whatsoever.

    If any shares of Common Stock or Rights tendered hereby are owned of record by two or more persons, all such persons must sign this revised Letter of Transmittal.

    If any of the shares of Common Stock or Rights tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such certificates.

    If this revised Letter of Transmittal is signed by the registered holder(s) of the shares of Common Stock or Rights tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing shares of Common Stock or Rights not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) evidencing the shares of Common Stock or Rights tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this revised Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of Common Stock or Rights tendered hereby, the Certificate(s) evidencing the shares of Common Stock or Rights tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this revised Letter of Transmittal or any Certificate(s) or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any shares of Common Stock or Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price of any shares of Common Stock or Rights purchased is to be made to, or Certificate(s) evidencing shares of Common Stock or Rights not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such shares of Common Stock or Rights purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) EVIDENCING THE SHARES OF COMMON STOCK TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any shares of Common Stock or Rights tendered hereby is to be issued, or Certificate(s) evidencing shares of Common Stock or Rights not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this revised Letter of Transmittal or if such check or any such Certificate is to be sent to someone other than the person(s) signing this revised Letter of Transmittal or to the person(s) signing this revised Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares of Common Stock Tendered", the appropriate boxes on this revised Letter of Transmittal must be completed. Shareholders tendering shares of Common Stock or Rights by book-entry transfer may request that shares of Common Stock or Rights not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions". If no such instructions are given, all such shares of Common Stock or Rights not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated as the account from which such shares of Common Stock or Rights were delivered.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this revised Letter of Transmittal, the revised Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks, trust companies or other nominees.

    9. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the IRS that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the IRS that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to penalties and to a 31% federal income tax withholding on the payment of the purchase price of all shares of Common Stock or Rights purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary. If the tendering shareholder completes the box entitled "Special Payment Instructions", the person to whom payment is to be made, rather than the tendering shareholder, should complete and sign Substitute Form W-9. All shareholders surrendering shares of Common Stock pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 (unless an applicable exemption exists and is proved in a manner satisfactory to the Purchaser and the Depositary). Non-corporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary.

    10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing shares of Common Stock or Rights has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This revised Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    IMPORTANT: THIS REVISED LETTER OF TRANSMITTAL OR AN ORIGINAL (BLUE) LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR AN AGENT'S MESSAGE (TOGETHER WITH COMMON STOCK CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED REVISED NOTICE OF GUARANTEED DELIVERY OR AS ORIGINAL NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

                           IMPORTANT TAX INFORMATION

    Under the federal income tax law, a shareholder whose tendered shares of Common Stock or Rights are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute
Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such shareholder with respect to shares of Common Stock or Rights purchased pursuant to the Offer may be subject to backup withholding of 31% unless such shareholder complies with certain reporting or certification procedures or is an "exempt recipient" (i.e., in general, corporations and certain other entities) under applicable provisions of the Code and Treasury Regulations promulgated thereunder.

    Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. A foreign shareholder should consult its tax advisor with respect to the application of withholding rules to it. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies with respect to a shareholder, the Depositary is required to withhold 31% of any payments made to such shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a shareholder with respect to shares of Common Stock or Rights purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b) that (i) such shareholder has not been notified by the IRS that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the shares of Common Stock or Rights tendered hereby. If the shares of Common Stock or Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

                                   PAYER'S NAME:             CITIBANK, N.A.

SUBSTITUTE              PART 1 -- PLEASE PROVIDE YOUR TIN
FORM W-9                IN THE BOX AT RIGHT AND CERTIFY                       Social Security Number
DEPARTMENT OF THE       BY SIGNING AND DATING BELOW.                                    OR
TREASURY                                                                     Employer Identification
INTERNAL REVENUE                                                                      Number
SERVICE                                                               (If awaiting TIN write "Applied For")
                        PART 2 -- For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

                        CERTIFICATION  Under penalties of perjury, I certify that:
                        (1) The number shown on this form is my correct Taxpayer Identification Number (or a
                        Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration
                            office or (b) I intend to mail or deliver an application in the near future. I
PAYER'S REQUEST FOR         understand that if I do not provide a Taxpayer Identification Number within sixty
TAXPAYER
IDENTIFICATION              (60) days, 31% of all reportable payments made to me thereafter will be withheld
NUMBER (TIN)                until I provide a number), and
                        (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the
                            IRS has notified me that I am no longer subject to backup withholding.
                        SIGNATURE: DATE: , 1999

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE PROVIDED FOR THE TIN IN PART I OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld.

SIGNATURE ___________________________________________    DATE: ___________, 1999

    Questions and requests for assistance or additional copies of the Offer to Purchase, Supplement No. 2, the revised Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below:

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             D.F. KING & CO., INC.

                                 UNITED STATES
                                77 Water Street
                            New York, New York 10005
                         CALL TOLL-FREE: (800) 714-3305
                                       or
                         (212) 269-5550 (call collect)

                                     EUROPE
                        Royex House, Aldermanbury Square
                            London, England EC2V 7HR
                        (44) 171 600 5005 (call collect)

                      THE DEALER MANAGER FOR THE OFFER IS:

                             CHASE SECURITIES INC.
                                270 Park Avenue
                            New York, New York 10017
                           Telephone: (212) 270-3298